Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with this filing of Remote Dynamics Inc. (the “Company”) on Form SB-2 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Neil Read, Vice President Chief Financial Officer, Treasurer and Secretary of the Company, do each herby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Neil Read

Neil Read
Vice President, Chief Financial Officer, Treasurer and Secretary
(Principal Executive Officer, Principal Financial and Accounting Officer)
July 20, 2006